American Airlines, Inc.

6-1162-TRW-0668   Page 2

6-1162-TRW-0668

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Special Matters Relating to COTS Software and End User License Agreements

Reference:	Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recitals

A.  Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).

B.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]..

C.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

D.  Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

P.A. No. 3219
EULA_Special_Matters
BOEING PROPRIETARY

American Airlines, Inc.

6-1162-TRW-0668   Page 2

Agreement

1.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3. Customer may not transfer, novate or assign its rights under this Letter Agreement or any rights, terms or obligations hereunder, whether by operation of law, contract or otherwise, except with the express written consent of Boeing, and such consent will not be unreasonably withheld.

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                                , 2008

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 3219
EULA_Special_Matters
BOEING PROPRIETARY